Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

Dated as of December 15, 2016

among

GENTHERM INCORPORATED,

GENTHERM (TEXAS), INC.,

GENTHERM LICENSING, LIMITED PARTNERSHIP,

GENTHERM GMBH,

GENTHERM ENTERPRISES GMBH,

GENTHERM LICENSING GMBH,

GENTHERM GLOBAL POWER TECHNOLOGIES INC.,

and

GENTHERM CANADA ULC,

as Borrowers,

CERTAIN SUBSIDIARIES OF GENTHERM INCORPORATED PARTY HERETO,

as Designated Borrowers,

CERTAIN SUBSIDIARIES OF GENTHERM INCORPORATED PARTY HERETO,

as Guarantors,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

HSBC BANK USA, NATIONAL ASSOCIATION,

and

KEYBANK NATIONAL ASSOCIATION,

as Co-Documentation Agents

and

The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Sole Lead Arranger and Sole Book Runner

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of December 15, 2016 (the “Third Amendment Effective Date”), is entered into by and among Gentherm Incorporated, a Michigan corporation (the “Company”), Gentherm (Texas), Inc., a Texas corporation (“Gentherm Texas”), Gentherm Licensing, Limited Partnership, a Michigan limited partnership (“Gentherm Licensing US”), Gentherm GmbH, a German limited liability company (“Gentherm Germany”), Gentherm Enterprises GmbH, a German limited liability company (“Gentherm Enterprises”), Gentherm Licensing GmbH, a German limited liability company (“Gentherm Licensing Germany”; together with Gentherm Germany and Gentherm Enterprises, the “German Borrowers”), Gentherm Global Power Technologies Inc., an Alberta corporation (“Global”), Gentherm Canada ULC, an Alberta unlimited liability company (“Gentherm Canada”; together with Global, the “Canadian Borrowers”), the Designated Borrowers party hereto (the “Designated Borrowers” and each, a “Designated Borrower”; and together with the Company, Gentherm Texas, Gentherm Licensing US, the German Borrowers and the Canadian Borrowers, the “Borrowers” and each, a “Borrower”), the Guarantors party hereto, the Lenders (including the New Lender (as defined below)) party hereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, are all parties to that certain Credit Agreement, dated as of August 7, 2014 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent are willing to effect such amendments, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I.

DEFINITIONS

SECTION 1.1.Definitions. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

Article II.

AMENDMENTS TO CREDIT AGREEMENT

SECTION 2.1.Section 1.01.

SECTION 2.1.1.The definition of “Arranger” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Arranger” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the Third Amendment Effective Date), in its capacity as sole lead arranger and sole book runner.

SECTION 2.1.2.The definition of “Federal Funds Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

SECTION 2.1.3.The definition of “German Borrower Sublimit” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“German Borrower Sublimit” means an amount equal to the lesser of (a) $100,000,000 and (b) the Revolving Credit Facility. The German Borrower Sublimit is part of, and not in addition to, the Revolving Credit Facility.

SECTION 2.1.4.The definition of “Revolving Credit Facility” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Credit Facility” means, at any time, the aggregate amount of the Lenders’ Commitments at such time.  The aggregate principal amount of the Revolving Credit Facility in effect on the Third Amendment Effective Date is THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000).

SECTION 2.1.5.The following defined term is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Third Amendment Effective Date” means December 15, 2016.

SECTION 2.2.Section 7.02.  The reference in Section 7.02(i) of the Credit Agreement to “$35,000,000” is hereby replaced with “$50,000,000”.

SECTION 2.3.Section 7.06.  Section 7.06 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (d) thereof, (ii) deleting the “.” at the end of clause (e) thereof and replacing it with “; and”, and (ii) adding a new clause (f) to read as follows:

(f)the Company may make any Restricted Payment; provided that (i) immediately before and immediately after giving Pro Forma Effect to any such Restricted Payment, no Default shall have occurred and be continuing, and (ii) upon giving effect to any such Restricted Payment on a Pro Forma Basis, the Consolidated Leverage Ratio is less than or equal to 2.00:1.00.

SECTION 2.4.Section 7.14.  Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.14Prepayments, Etc. of Indebtedness.Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, except (a) the prepayment of the Credit Extensions in accordance with the terms of this Agreement, (b) regularly scheduled or required repayments or redemptions of Indebtedness set forth in Schedule 7.03 and refinancings and refundings of such Indebtedness in compliance with Section 7.03(b), and (c) the prepayment of Indebtedness permitted under Section 7.03(f) owing to any Loan Party.

SECTION 2.5.Section 11.01.  Section 11.01(e) is hereby amended by adding the following at the end thereof: “without the written consent of each Lender directly affected thereby”.

SECTION 2.6.Schedule 2.01.  Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 2.01 attached hereto.

Article III.

CONDITIONS TO EFFECTIVENESS

SECTION 3.1.Conditions to Effectiveness.  This Agreement shall become effective on and as of the Third Amendment Effective Date upon and subject to the satisfaction of the following conditions precedent:

SECTION 3.1.1.Counterparts.  Receipt by the Administrative Agent of counterparts of this Agreement duly executed by each Borrower, each Guarantor, each Lender, the New Lender, the Swing Line Lender, the L/C Issuer and the Administrative Agent.

SECTION 3.1.2.Opinions of Counsel.  Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender (including the New Lender), dated as of the Third Amendment Effective Date, and in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 3.1.3.No Material Adverse Change.  There shall not have occurred a material adverse change since December 31, 2015 in the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of any Borrower or of the Company and its Material Subsidiaries taken as a whole.

SECTION 3.1.4.Organization Documents, Resolutions, Etc.  Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Administrative Agent and its legal counsel:

(i)copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary or managing director of such Loan Party to be true and correct as of the Third Amendment Effective Date (or, with respect to any Organization Documents of such Loan Party delivered to the Administrative Agent on the Second Amendment Effective Date that have not been amended, supplemented or otherwise modified and that remain in full force and effect as of the Third Amendment Effective Date, certification by a secretary or assistant secretary or managing director of such Loan Party that such Organization Documents have not been amended, supplemented or otherwise modified since the Second Amendment Effective Date and remain in full force and effect as of the Third Amendment Effective Date);

(ii)such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

(iii)such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in its jurisdiction or organization or formation;

(iv)in the case of Gentherm Hungary Kft., a current excerpt of the entry of Gentherm Hungary Kft. in the court of registration records (cégkivonat); and

(v)in the case of each German Borrower, a current excerpt of the entry of such German Borrower in the commercial register (Handelsregisterauszug).

SECTION 3.1.5.Closing Certificate.  Receipt by the Administrative Agent of a certificate signed by the chief financial officer of the Company certifying (i) that the condition specified in Sections 3.1.3 has been satisfied, (ii) as to the accuracy of the representations and warranties contained in Section 5.8, (iii) that the Company and its Material Subsidiaries have no Indebtedness for borrowed money (other than Indebtedness permitted by Section 7.03 of the Credit Agreement), and (iv) that each Loan Party is (after giving effect to the transactions contemplated hereby), individually and together with its Material Subsidiaries on a consolidated basis, Solvent.

SECTION 3.1.6.Prepayment.  The Borrowers shall have prepaid any Revolving Credit Loans owing by them under the Credit Agreement and outstanding on the Third Amendment Effective Date (and paid any additional amounts required pursuant to Section 3.05 of the Credit Agreement) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with the revised Commitments in effect as of the Third Amendment Effective Date.

SECTION 3.1.7.Fees.  Receipt by the Administrative Agent, the Arranger and the Lenders (including the New Lender) of any fees required to be paid on or before the Third Amendment Effective Date.

SECTION 3.1.8.Licensing Requirements.  Each Lender (including the New Lender) shall have obtained all applicable licenses, consents, permits and approvals as deemed necessary by such Lender (or the New Lender) in order to execute and perform the transactions contemplated by this Agreement and the other Loan Documents.

SECTION 3.1.9.Attorney Costs.  Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Third Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

SECTION 3.1.10.Other.  Receipt by the Administrative Agent and the Lenders (including the New Lender) of such other documents, instruments, agreements and information as reasonably requested by the Administrative Agent or any Lender (including the New Lender).

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3.1, each Lender (including the New Lender) that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender (including the New Lender) unless the Administrative Agent shall have received notice from such Lender (or the New Lender) prior to the Third Amendment Effective Date specifying its objection thereto.

Article IV.

EFFECT OF THIS AGREEMENT; REAFFIRMATION; NEW LENDER

SECTION 4.1.Effect of this Agreement.  Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect.  The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement, as amended by this Agreement.

SECTION 4.2.Reaffirmation.  Each Loan Party hereby (x) restates, ratifies and reaffirms each and every term and condition set forth in, and its obligations under, the Credit Agreement and the other Loan Documents as of the date hereof, and (y) acknowledges and agrees that the Liens granted under the Collateral Documents continue to secure the full payment and performance of the Obligations as increased hereby.  Each Guarantor (i) hereby acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

SECTION 4.3.New Lender.

SECTION 4.3.1.New Lender.  On the Third Amendment Effective Date, PNC Bank, National Association (the “New Lender”) hereby agrees to provide a Commitment in the amount set forth on Schedule 2.01 attached hereto and the initial Applicable Percentage of the New Lender shall be as set forth on Schedule 2.01 attached hereto.

SECTION 4.3.2.Representations and Warranties of New Lender.  The New Lender (i) represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it satisfies the requirements of Section 11.06(b)(v) of the Credit Agreement, (c) from and after the Third Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (d) it is sophisticated with respect to its decision to enter into this Agreement and either it, or the Person exercising discretion in making its decision to enter into this Agreement, is experienced in transactions of this type, (e) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 of the Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement, and (f) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement; and (ii) agrees that (a) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (b) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 4.3.3.Treatment as a Lender.  Each Loan Party agrees that, as of the Third Amendment Effective Date, the New Lender shall (i) be a party to the Credit Agreement, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

SECTION 4.3.4.New Lender Notice Information.  The address, telecopier number, electronic mail address and telephone number of the New Lender for purposes of Section 11.02 of the Credit Agreement are as set forth in the New Lender’s Administrative Questionnaire delivered by the New Lender to the Administrative Agent on or before the Third Amendment Effective Date or to such other address, telecopier number, electronic mail address or telephone number as shall be designated by the New Lender in accordance with Section 11.02 of the Credit Agreement.

SECTION 4.3.5.Reallocation.  The Lenders’ Commitments and Revolving Credit Loans under the Credit Agreement are hereby assigned and reallocated on the Third Amendment Effective Date among the Lenders, including the New Lender, without recourse, representation or warranty, such that each of the Lenders, including the New Lender, has a Commitment in the amount set forth on Schedule 2.01 and holds its Applicable Percentage of the outstanding Revolving Credit Loans.  Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, all assignments and reallocations of Revolving Credit Loans and Commitments pursuant to this Section 4.3.5 shall be deemed to be assignments made subject to and in compliance with Section 11.06 of the Credit Agreement (including, without limitation, the “Standard Terms and Conditions” applicable to Assignments and Assumptions).

Article V.

MISCELLANEOUS

SECTION 5.1.Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 5.2.Loan Document Pursuant to Credit Agreement.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including Article XI thereof.

SECTION 5.3.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.4.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 5.5.Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.6.Full Force and Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents.

SECTION 5.7.Miscellaneous.  Each Loan Party that is a party hereto hereby represents and warrants as follows: (i) the execution, delivery and performance by such Loan Party of this Agreement has been duly authorized by all necessary corporate or other organizational action, (ii) such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, (iii) this Agreement has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, and (iv) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement, or for the consummation of the transactions contemplated hereby.

SECTION 5.8.Representations and Warranties. In order to induce the Lenders (including the New Lender) to execute and deliver this Agreement, the Loan Parties hereby represent and warrant to the Lenders (including the New Lender) that both before and after giving effect to this Agreement, (a) no event has occurred and is continuing which constitutes a Default or an Event of Default and (b) the representations and warranties of (i) the Borrowers contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Agreement, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to, respectively, of Sections 6.01(a) and (b) of the Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

BORROWERS:GENTHERM INCORPORATED,

a Michigan corporation

By:/s/ Barry Steele

Name: Barry Steele

Title: Chief Financial Officer

GENTHERM (TEXAS), INC.,

a Texas corporation

By: /s/ Barry Steele

Name: Barry Steele

Title: Chief Financial Officer

GENTHERM LICENSING, LIMITED

PARTNERSHIP,

a Michigan limited partnership

By: /s/ Barry Steele

Name: Barry Steele

Title: Chief Financial Officer of Gentherm Equity, LLC,

         General Partner

GENTHERM GMBH,

a German limited liability company

By: /s/ Barry Steele

Name: Barry Steele

Title: Managing Director

GENTHERM ENTERPRISES GMBH,

a German limited liability company

By: /s/ Barry Steele

Name: Barry Steele

Title: Managing Director

GENTHERM LICENSING GMBH,

a German limited liability company

By: /s/ Barry Steele

Name: Barry Steele

Title: Managing Director

Gentherm Incorporated

THIRD Amendment to Credit Agreement

GENTHERM GLOBAL POWER TECHNOLOGIES INC.,

an Alberta corporation

By: /s/ Barry Steele

Name: Barry Steele

Title: Treasurer

GENTHERM CANADA ULC,

an Alberta unlimited liability company

By: /s/ Barry Steele

Name: Barry Steele

Title: Vice-President Finance

Gentherm Incorporated

THIRD Amendment to Credit Agreement

DESIGNATED BORROWERS:CINCINNATI SUB-ZERO PRODUCTS, LLC,

an Ohio limited liability company

By: /s/ Barry Steele

Name: Barry Steele

Title: Treasurer

Gentherm Incorporated

THIRD Amendment to Credit Agreement

GUARANTORS:GENTHERM PROPERTIES I, LLC,

a Michigan limited liability company

By: /s/ Barry Steele

Name: Barry Steele

Title: Chief Financial Officer

GENTHERM PROPERTIES II, LLC,

a Michigan limited liability company

By: /s/ Barry Steele

Name: Barry Steele

Title: Chief Financial Officer

GENTHERM PROPERTIES III, LLC,

a Michigan limited liability company

By: /s/ Barry Steele

Name: Barry Steele

Title: Chief Financial Officer

GENTHERM HOLDING (MALTA) LIMITED,

a Maltese limited company

By: /s/ Barry Steele

Name: Barry Steele

Title: Director

GENTHERM AUTOMOTIVE SYSTEMS (MALTA) LIMITED,

a Maltese limited company

By: /s/ Barry Steele

Name: Barry Steele

Title: Director

GENTHERM HUNGARY KORLÁTOLT FELELŐSSÉGŰ TÁRSASÁG,

a Hungarian limited liability company

By: /s/ Barry Steele

Name: Barry Steele

Title: Managing Director

Gentherm Incorporated

THIRD Amendment to Credit Agreement

GENTHERM LUXEMBOURG I S.À R.L.,

a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, with its registered office at 41, avenue de la Gare, L-1611 Luxembourg and registered with the Luxembourg trade and companies register under number B 191.251

By: /s/ Barry Steele

Name: Barry Steele

Title: Manager

GENTHERM LUXEMBOURG II S.À R.L.,

a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, with its registered office at 41, avenue de la Gare, L-1611 Luxembourg and registered with the Luxembourg trade and companies register under number B 191.252

By: /s/ Barry Steele

Name: Barry Steele

Title: Manager

Gentherm Incorporated

THIRD Amendment to Credit Agreement

ADMINISTRATIVE AGENT:BANK OF AMERICA, N.A.,

as Administrative Agent

By:/s/ Angela Larkin

Name: Angela Larkin

Title: Assistant Vice President

Gentherm Incorporated

THIRD Amendment to Credit Agreement

LENDERS:	BANK OF AMERICA, N.A.,

as a Lender, Swing Line Lender and L/C Issuer

By:/s/ Gregory J. Bosio

Name: Gregory J. Bosio

Title: Vice-President

Gentherm Incorporated

THIRD Amendment to Credit Agreement

JPMorgan Chase Bank, N.A.,

as a Lender

By:/s/ Matthew F. Bielawa

Name: Matthew F. Bielawa

Title: Vice President

JPMorgan Chase Bank, N.A., TORONTO BRANCH,

as a Lender

By:/s/ Michael N. Tam

Name: Michael N. Tam

Title: Senior Vice President

Gentherm Incorporated

THIRD Amendment to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Frank M. Eassa

Name: Frank M. Eassa

Title: Senior Vice President, Corporate Banking

Gentherm Incorporated

THIRD Amendment to Credit Agreement

COMERICA BANK,

as a Lender

By:/s/ Nicole Swigert

Name: Nicole Swigert

Title: Vice President

Gentherm Incorporated

THIRD Amendment to Credit Agreement

The Huntington National Bank,

as a Lender

By:/s/ Josh Elsea

Name: Josh Elsea

Title: Vice President

Gentherm Incorporated

THIRD Amendment to Credit Agreement

KeyBank National Association,

as a Lender

By:/s/ Brandon Welling

Name: Brandon Welling

Title: Vice President

Gentherm Incorporated

THIRD Amendment to Credit Agreement

NEW LENDER:	PNC BANK, NATIONAL ASSOCIATION,

as the New Lender

By:/s/ Scott M. Kowalski

Name: Scott M. Kowalski

Title: Senior Vice President

Gentherm Incorporated

THIRD Amendment to Credit Agreement

Schedule 2.01

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage of Commitment
Bank of America, N.A.	$67,500,000.00	19.285714286%
JPMorgan Chase Bank, N.A.	$57,500,000.00	16.428571428%
HSBC Bank USA, National Association	$50,000,000.00	14.285714286%
KeyBank National Association	$50,000,000.00	14.285714286%
Comerica Bank	$42,500,000.00	12.142857143%
PNC Bank, National Association	$42,500,000.00	12.142857143%
The Huntington National Bank	$40,000,000.00	11.428571428%
TOTAL	$350,000,000.00	100.000000000%